UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ⌧ Filed by a party other than the Registrant ☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EDGEWISE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95012-P52029 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. EDGEWISE THERAPEUTICS, INC. ATTENTION: SECRETARY 1715 38TH STREET BOULDER, COLORADO 80301 EDGEWISE THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 3, 2026 11:59 PM ET You invested in EDGEWISE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 4, 2026 10:00 am MT Vote by Internet, telephone or mail as indicated on your proxy card 1715 38th Street Boulder, Colorado 80301

Vote at www.ProxyVote.com V95012-P52029 Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. THIS IS NOT A VOTABLE BALLOT This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. 1. Elect the directors named in the attached Proxy Statement to serve until the 2029 Annual Meeting of Stockholders. For Nominees: 01) Laura Brege 02) Badreddin Edris, Ph.D. 03) Jonathan Root, M.D. 2. Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Conduct an advisory vote on the compensation of our named executive officers. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.